Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1)	Registration Statement (Form S-3 No. 333-181157) of Vical Incorporated,
2)	Registration Statement (Form S-3 No. 333-164476) of Vical Incorporated,
3)	Registration Statement (Form S-8 No. 333-30181) pertaining to the 1992 Stock Plan of Vical Incorporated,
4)	Registration Statement (Form S-8 No. 333-80681) pertaining to the Stock Incentive Plan of Vical Incorporated,
5)	Registration Statement (Form S-8 No. 333-60293) pertaining to the Stock Incentive Plan of Vical Incorporated,
6)	Registration Statement (Form S-8 No. 333-66254) pertaining to the Stock Incentive Plan of Vical Incorporated,
7)	Registration Statement (Form S-8 No. 333-97019) pertaining to the Stock Incentive Plan of Vical Incorporated,
8)	Registration Statement (Form S-8 No. 333-107581) pertaining to the Stock Incentive Plan of Vical Incorporated,
9)	Registration Statement (Form S-8 No. 333-116951) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
10)	Registration Statement (Form S-8 No. 333-135266) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
11)	Registration Statement (Form S-8 No. 333-143885) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
12)	Registration Statement (Form S-8 No. 333-169344) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
13)	Registration Statement (Form S-8 No. 333-183215) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated, and
14)	Registration Statement (Form S-8 No. 333-190343) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated;

of our reports dated February 14, 2014, with respect to the financial statements of Vical Incorporated and the effectiveness of internal control over financial reporting of Vical Incorporated included in this Annual Report (Form 10-K) of Vical Incorporated for the year ended December 31, 2013.

/s/ Ernst & Young LLP

San Diego, California

February 14, 2014